Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of [—], 2021 by and among Preston Hollow Community Capital, Inc., a Maryland corporation (together with any successor entity thereto, the “Company”), and Preston Hollow Capital, LLC (the “Initial Holder”). Each capitalized term used, but not defined, in this Agreement shall have the meaning ascribed to such term in Article I except as otherwise expressly set forth herein.

RECITALS

WHEREAS, the Company has engaged in certain formation transactions (the “Formation Transactions”), pursuant to which it has (i) caused PHCC OP, LP, a Delaware limited partnership (the “Operating Partnership”) to issue Class A units of limited partnership interest in the Operating Partnership (the “Class A OP Units”) to the Initial Holder and (ii) issued shares of its Class B common stock, par value $0.01 of the Company (“Class B Common Stock”) to the Initial Holder, each in private placement transactions.

WHEREAS, in connection therewith, the Company is closing its IPO of shares of Class A common stock, par value $0.01 of the Company (“Class A Common Stock”).

WHEREAS, in order to induce the Initial Holder to purchase the Class A OP Units from the Operating Partnership and shares of Class B Common Stock from the Company, the Company has agreed to grant the Holders (as defined herein) the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I

DEFINITIONS

Section 1.1.            Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” means with, respect to a specified Person, any Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the specified Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise.

“Affiliated Investor” means, with respect to any Holder, (a) any investment fund or holding company that is directly or indirectly managed or advised by a manager or advisor of such Holder or any of its Affiliates and (b) any of its Affiliates or any other Person who or which is otherwise an Affiliate of any such Holder (other than the Company and its Subsidiaries).

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2.2(a).

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Class A Common Stock” has the meaning set forth in the recitals hereto.

“Class A OP Units” has the meaning set forth in the recitals hereto.

“Class B Common Stock” has the meaning set forth in the recitals hereto.

“Commission” means the Securities and Exchange Commission.

“Demand Notice” has the meaning set forth in Section 2.1(a).

“Demand Offering” means an underwritten offering of Class A Common Stock pursuant to a Demand Registration, Block Trade Demand or Underwritten Offering Demand.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Eligible Assignee” has the meaning set forth in Section 3.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority or other successor organization.

“Formation Transactions” has the meaning set forth in the recitals hereto.

“Holder” means (i) the Initial Holder for so long as it holds Registrable Securities directly, (ii) any direct or indirect member of Initial Holder and/or its Blockers (as defined in the PHC LLCA) that becomes the direct holder of Registrable Securities through distributions made by Initial Holder or through the exercise of withdrawal or redemption rights by such member, or (iii) any Eligible Assignee of Registrable Securities who becomes a party to this Agreement pursuant to Section 3.4 of this Agreement; provided, that the term “Holder” shall not include the Company.

“Indemnified Party” has the meaning set forth in Section 2.8.

“Indemnifying Party” has the meaning set forth in Section 2.8.

“Initial Holder” has the meaning set forth in the preamble.

“IPO” means (i) an initial public offering or (ii) a transaction or related series of transactions other than an initial public offering, which results in the Class A Common Stock of the Company being listed or admitted to trading on the New York Stock Exchange or another national securities exchange.

“Liabilities” has the meaning set forth in Section 2.6.

“Market Value” means, with respect to the Class A Common Stock, the average of the daily market price for the ten consecutive trading days immediately preceding the determination date. The market price of the Class A Common Stock for each such trading day shall be: (i) if the Class A Common Stock is listed or admitted to trading on any securities exchange or the over-the-counter market, the closing price, regular way settlement, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange or the over-the-counter market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange or the over-the-counter market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable national quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten days prior to the date in question, the Market Value of the Class A Common Stock, shall be determined by the Board of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Notice and Questionnaire” has the meaning set forth in Section 2.1(b).

“Notice and Questionnaire Response Period” has the meaning set forth in Section 2.1(b).

“Offering Launch Date” for a Demand Offering means the earliest of (i) the date of the filing a preliminary prospectus (or prospectus supplement) that is intended to be distributed to potential investors in the Demand Offering, (ii) the public announcement of the commencement of the Demand Offering or (iii) if applicable, the entrance into a binding agreement to sell securities being sold in the Demand Offering to the underwriters for the Demand Offering.

“Opt-Out Request” has the meaning set forth in Section 3.14.

“Ordinary Common Units” has the meaning set forth in the PHC LLCA.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“PHC LLCA” means the Third Amended and Restated Limited Liability Company Agreement of the Initial Holder, dated as of September 1, 2018, as amended, modified, supplemented or amended and restated from time to time.

“Private Equity Investors” means the Trident Members, the HarbourVest Members, the ICONIQ Members, the Pathway Members and WMC Members (each as defined in the PHC LLCA).

“Registrable Securities” means Class A Common Stock (i) issued by the Company in the Formation Transactions or upon the exchange or conversion of Class A OP Units or Class B common stock issued in the Formation Transactions or in an “Alternative Exchange Transaction” as defined in the Operating Partnership’s First Amended and Restated Agreement of Limited Partnership, and (ii) any additional Class A Common Stock issued as a dividend or distribution on, in exchange for, or otherwise in respect of, Registrable Securities (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise), in each case upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the Initial Holder or any subsequent Holder to an Eligible Assignee; provided that shares of Class A Common Stock shall cease to be Registrable Securities with respect to any Holder (x) at the time such Registrable Securities have been disposed of pursuant to a Registration Statement, or (y) at the time such Registrable Securities may be sold by a Holder or have been sold by a Holder in a single transaction without registration under the Securities Act pursuant to Rule 144.

“Registration Statement” means a Demand Registration Statement or Resale Shelf Registration Statement.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.2(a).

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Significant Holder” means the Trident Members, the HarbourVest Members and any other member in the Initial Holder who together with such member’s Affiliates and commonly managed funds and related persons holds at least 10% of the Ordinary Common Units in the Initial Holder.

“Subsidiary” or “Subsidiaries” means with respect to any Person, any other Person (which is not an individual) of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

“Suspension Notice” has the meaning set forth in Section 2.11.

“Suspension Period” has the meaning set forth in Section 2.11.

“Trident Members” means any Trident Member (as defined in the PHC LLCA) and any fund managed by Stone Point Capital LLC and their Affiliates and Eligible Assignees who hold Registrable Securities.

“Underwritten Block Trade” has the meaning set forth in Section 2.2(e).

“Underwritten Offering Demand” has the meaning set forth in Section 2.2(f).

“Underwritten Offering Demand Notice” has the meaning set forth in Section 2.2(f).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Article II

REGISTRATION AND OFFERING RIGHTS

Section 2.1.            Demand and Piggyback Registration Rights. (a) No earlier than 180 days following the date of the final prospectus in the Company’s IPO and at any time prior to the date on which the Company files a Resale Shelf Registration Statement pursuant to Section 2.2, subject to Section 3.10, any Significant Holder may make a written request to the Company (a “Demand Notice”) to require the Company to use all commercially reasonable efforts to prepare and file a registration statement on Form S-1 or such other form under the Securities Act then available to the Company (a “Demand Registration Statement”) registering the offering and resale of Registrable Securities by such Significant Holder (as further provided in Section 2.1(c)), which Demand Registration Statement shall include all Registrable Securities of Holders who request such inclusion pursuant to Section 2.1(b) (a “Demand Registration”).

(b)          Within five Business Days following receipt by the Company of a Demand Notice and subject to Section 3.10, the Company shall provide all Holders with a form of Notice and Questionnaire (the “Notice and Questionnaire”) to be completed by each Holder desiring to have any of such Holder’s Registrable Securities included in the Demand Registration Statement; provided that, Holders that are “Employee Members” as defined in the PHC LLCA shall not be entitled to participate in the first Demand Registration Statement. Prior to receiving a Demand Notice, the Company will also provide its then current form of Notice and Questionnaire to any Holder upon request. The Notice and Questionnaire shall solicit information from each Holder regarding the number of Registrable Securities such Holder desires to include in the Demand Registration Statement and such other information relating to such Holder as the Company determines is reasonably required in connection with the Demand Registration Statement, including, without limitation, all information relating to such Holder required to be included in the Demand Registration Statement, or that may be required in connection with applicable FINRA filings to be made in connection with the Demand Registration Statement. Subject to Section 3.10, the Company will include in the Demand Registration Statement any Registrable Securities requested to be included by any Holder who has delivered a duly completed and executed Notice and Questionnaire within 5 Business Days of the date on which the Company’s notice to such Holder was provided (the “Notice and Questionnaire Response Period”); provided that the Company will use all commercially reasonable efforts to include the Registrable Securities requested to be included by any Holder that delivers a duly completed and executed Notice and Questionnaire at least 5 Business Days prior to the anticipated effectiveness of the Demand Registration Statement.

(c)           Subject to Sections 2.12 and 3.10, the Company shall use all commercially reasonable efforts to file the Demand Registration Statement on or before the date that is the latest of (i)  if the filing of the Demand Registration Statement is prohibited by one or more lock-up agreements as set forth in Section 2.1(d), five Business Days following the expiration of the relevant lock-up agreements or the date that consent to file the Demand Registration Statement has been granted by the counterparties pursuant to such lock-up agreements; and (ii) 60 calendar days in the case of a registration statement on Form S-1 or Form S-3 following the Company’s receipt of the Demand Notice; provided, however, that if the date on which the Demand Registration Statement must be filed in accordance with the foregoing provision occurs within the ten Business Day period prior to the date on which the Company is required to file a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K with the Commission, the Company shall use all commercially reasonable efforts to file the Demand Registration Statement within five Business Days following the date on which it files such Quarterly Report on Form 10-Q or Annual Report on Form 10-K with the Commission, which, in each case shall not count as one of the Company’s permitted suspensions for purposes of Section 2.11. Subject to Sections 2.11 and 3.10, the Company shall use all commercially reasonable efforts to cause the Demand Registration Statement to become effective as promptly as reasonably practicable after the filing thereof. The Company shall be required to maintain the effectiveness of the Demand Registration Statement and, subject to Sections 2.11 and 3.10, keep such Demand Registration Statement continuously effective until either (i) a Resale Shelf Registration Statement including all Registrable Securities covered by such Demand Registration Statement has been declared effective by the Commission, in accordance with Section 2.2, or (ii) none of the securities covered by the Demand Registration Statement are Registrable Securities. In the event that the Company does not maintain the effectiveness of the Demand Registration Statement pursuant to the terms of the prior sentence, such action shall not count as one of the Company’s permitted suspensions for purposes of Section 2.11.

(d)           In addition to the provisions set forth in Section 2.11, the Company shall not be obligated to file a Registration Statement during a period when Holders are prohibited from selling their Registrable Securities or the Company is prohibited from filing a registration statement with respect thereto pursuant to a lock-up agreement (including lock-up agreements entered into by Holders or the Company in relation to the Company’s IPO) entered into (or that were required to be entered into) in connection with any underwritten offering conducted by the Company on its own behalf or on behalf of selling securityholders, unless the Holders and/or the Company have obtained the applicable consent of the counterparties to such lock-up agreements.

(e)           Any Demand Notice must specify (A) the Registrable Securities proposed to be registered and (B) the proposed method of distribution of such Registrable Securities, which may be by means of an underwritten offering, to the extent then known. Subject to Section 2.3, the Company will have the right to include in any Demand Registration Statement Class A Common Stock to be sold for its own account or Class A Common Stock owned by other Significant Holders, and may, with the prior written consent of the Significant Holder who delivered the Demand Notice, include Class A Common Stock owned by other holders of Class A Common Stock (including Class A Common Stock issuable upon the prior (i) exchange of Class A OP Units (including Class A OP Units issuable upon the prior conversion of LTIP Units or other partnership units) or (ii) conversion of shares of Class B Common Stock).

(f)            At any time following the one-year anniversary of the closing of the Company’s IPO and at a time when a Demand Registration Statement, a Resale Shelf Registration Statement (as defined herein) or other registration statement registering the resale of all of a Holder’s Registrable Securities is not effective, subject to Section 3.10, any one or more Significant Holder(s) may give a Demand Notice to the Company to require the Company to effect a Demand Registration pursuant to the terms of this Section 2.1.

Section 2.2.           Shelf Registration Rights. (a) As soon as practicable after the date on which the Company first becomes eligible to register the resale of securities of the Company pursuant to Form S-3 under the Securities Act (or a similar or successor form established by the Commission), but in no event later than 60 days thereafter, subject to Section 3.10, the Company shall prepare and file a registration statement registering the offer and resale of the Registrable Securities by all Holders on a delayed or continuous basis pursuant to Rule 415 (the “Resale Shelf Registration Statement”). As soon as practicable after the date on which the Company first becomes a WKSI, subject to Section 3.10, the Company shall prepare and file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) to replace any prior Resale Shelf Registration Statement that is not an Automatic Shelf Registration Statement. Subject to Sections 2.12 and 3.10, the Company shall use all commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared (or in the case of an Automatic Shelf Registration Statement, upon filing to become) effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Section 2.11, to keep such Resale Shelf Registration Statement (or a successor registration statement filed with respect to the Registrable Securities, which shall be deemed to be included within the definition of Resale Shelf Registration Statement for purposes of this Agreement) continuously effective for a period ending when all Class A Common Stock covered by the Resale Shelf Registration Statement are no longer Registrable Securities. Subject to Section 2.3, the Company will have the right to include in any Resale Shelf Registration Statement Class A Common Stock to be sold for its own account or Class A Common Stock owned by other holders of Class A Common Stock (including Class A Common Stock issuable upon the prior (i) exchange of Class A OP Units (including Class A OP Units issuable upon the prior conversion of LTIP Units or other partnership units) or (ii) conversion of shares of Class B Common Stock).

(b)           At least 10 Business Days prior to the Company’s anticipated filing of the Resale Shelf Registration Statement, the Company shall provide notice to all Holders of such anticipated filing together with a form of the Notice and Questionnaire to be completed by each Holder desiring to have any of such Holder’s Registrable Securities included in the Resale Shelf Registration Statement. The Notice and Questionnaire provided shall solicit information from each Holder regarding the number of Registrable Securities such Holder desires to include in the Resale Shelf Registration Statement and such other information relating to such Holder as the Company determines is reasonably required in connection with the Resale Shelf Registration Statement, including, without limitation, all information relating to such Holder required to be included in the Resale Shelf Registration Statement or that may be required in connection with applicable FINRA filings to be made in connection with the Resale Shelf Registration Statement. Any Holder that has not delivered a duly completed and executed Notice and Questionnaire within 5 Business Days after the Company provides the notice referred to above will not be entitled to have such Holder’s Registrable Securities included in the Resale Shelf Registration Statement; provided that, the Company will use all commercially reasonable efforts to include the Registrable Securities requested to be included by any Holder that delivers a duly completed and executed Notice and Questionnaire at least 5 Business Days prior to the anticipated effectiveness of the Resale Shelf Registration Statement. While any Automatic Shelf Registration Statement is effective, within 90 days following the written request (accompanied by a duly completed and executed Notice and Questionnaire) of a Holder holding Registrable Securities that were not included in the Automatic Shelf Registration Statement, the Company will file (and use all commercially reasonable efforts to have become effective promptly thereafter, to the extent applicable) a post-effective amendment, prospectus supplement or additional registration statement registering the offering and sale of such Holder’s Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (which, following its effectiveness, shall be deemed to be included within the Automatic Shelf Registration Statement for purposes of this Agreement). Notwithstanding anything to the contrary in this Section 2.2(b), the Company shall only have an obligation to include the Registrable Securities requested by a Holder that is not a Significant Holder in a Resale Shelf Registration Statement in the event at least one Significant Holder delivers a duly completed and executed Notice and Questionnaire to the Company pursuant to the provisions of this Section.

(c)            After effectiveness of any Automatic Shelf Registration Statement, upon the written request of any Holder (accompanied by a duly completed and executed Notice and Questionnaire), the Company will, within 120 days thereof, either (i) update the applicable information in the existing Resale Shelf Registration Statement by post-effective amendment or prospectus supplement thereto in order to permit such Holder to sell such Holder’s Registrable Securities thereunder or (ii) file (and use all commercially reasonable efforts to have become effective promptly thereafter, to the extent applicable) a prospectus supplement or additional registration statement registering the offering and sale of such Holder’s Registrable Securities on a delayed or continuous basis pursuant to Rule 415 (which, following its effectiveness, shall be deemed to be included within the definition of Resale Shelf Registration Statement for purposes of this Agreement).

(d)           Until such time as the Company is no longer required to keep the Resale Shelf Registration Statement effective pursuant to Section 2.2(a) hereof, the Company shall not amend or supplement the Resale Shelf Registration Statement to remove any Class A Common Stock previously included therein pursuant to Section 2.2 solely because such shares of Class A Common Stock cease to be Registrable Securities as a result of becoming eligible to be sold by the applicable Holder thereof pursuant to Rule 144 without regard to the volume limitations thereof.

(e)           At any time while the Resale Shelf Registration Statement or Demand Registration Statement is effective, if a Significant Holder wishes to engage in an underwritten block trade or bought deal or overnight deal through a takedown from an effective Registration Statement (including an Automatic Shelf Registration Statement) (an “Underwritten Block Trade”), then notwithstanding the time periods set forth in Section 2.2(b), such Significant Holder will notify the Company in writing of such Underwritten Block Trade (a “Block Trade Demand”) provided, however, that a Block Trade Demand may only be made if it relates to Registrable Securities having a Market Value of at least $25 million on the trading day immediately preceding the date that the notice is sent to the Company. The notification will specify (i) the Registrable Securities proposed to be sold by the Significant Holder, and (ii) the desired Offering Launch Date for the Underwritten Block Trade (subject to section 2.1(f) herein), which shall not be less than two Business Days following the date on which the Block Trade Demand is provided to the Company. The Company will also notify the other Significant Holders of Registrable Securities, as applicable, of such Underwritten Block Trade (each such Significant Holder, a “Potential Block Participant”) and the Potential Block Participants may elect whether or not to participate no later than the next Business Day after receipt of such notice from the Company (unless a longer period is agreed to), and the Company will as expeditiously as possible use its best efforts to facilitate such Underwritten Block Trade on the requested Offering Launch Date (which may close as early as two Business Days after the date it commences). Except for the Private Equity Investors, no other Holder shall have any right to participate in an Underwritten Block Trade without the prior written consent of the initiating Significant Holder. Any Potential Block Participant’s request to participate in an Underwritten Block Trade shall be binding on the Potential Block Participant; provided, further, that each such Potential Block Participant that elects to participate may condition its participation on the Underwritten Block Trade being completed within ten Business Days of its acceptance of a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Block Participant equal to the price per share to be paid to such initiating Significant Holder.

(f)            Underwritten Offering Rights. At any time while the Resale Shelf Registration Statement or Demand Registration Statement is effective, any Significant Holder may make written requests for underwritten offerings other than an Underwritten Block Trade (an “Underwritten Offering Demand Notice”) of Registrable Securities included in the Resale Shelf Registration Statement or Demand Registration Statement (each, an “Underwritten Offering Demand”); provided, however, that an Underwritten Offering Demand may only be made if it relates to Registrable Securities having a Market Value of at least $25 million on the trading day immediately preceding the date that the Underwritten Offering Demand Notice is sent to the Company. The Company shall not be obligated to effect more than one Underwritten Offering Demand or Block Trade Demand in any consecutive 120-day period, more than two Underwritten Offering Demands in any consecutive 12-month period and more than six Underwritten Offering Demands and Block Trade Demands in total pursuant to a Demand Registration Statement or Resale Shelf Registration Statement; provided, that any Holder listed in a Resale Registration Statement may conduct an unlimited number of block trades that are not underwritten without notice to other Holders. After an Underwritten Offering Demand Notice is received by the Company, the Company shall promptly provide such Underwritten Offering Demand Notice to all other Holders, and the Company will use all commercially reasonable efforts to include in such underwritten offering any Registrable Securities requested to be included by such other Holders by notice to the Company provided within five Business Days of the date on which such notice was provided to such other Holders. Any Underwritten Offering Demand Notice will specify (i) the Registrable Securities proposed to be sold by the Significant Holder, and (ii) the desired Offering Launch Date for the underwritten offering, which shall not be less than seven Business Days following the date on which the Underwritten Offering Demand Notice is provided to the Company. Upon receiving an Underwritten Offering Demand Notice or Block Trade Demand, the Company shall use all commercially reasonable efforts to prepare the applicable offering documents and take such other actions as are set forth in Section 2.4 relating to such offering in order to permit the Offering Launch Date for such underwritten offering to occur on the date set forth in the Underwritten Offering Demand Notice or Block Trade Demand, as applicable. The initiating Significant Holder shall have the right to determine the actual Offering Launch Date; provided that, without the Company’s consent (not to be unreasonably withheld, delayed or conditioned), the Offering Launch Date may not be less than three Business Days for a Block Trade Demand or less than seven Business Days for an Underwritten Offering Demand or more than ten Business Days following the date on which the Block Trade Demand is provided to the Company. The Company and the Initiating Significant Holders will have the right to jointly select the underwriters and their roles in the resale offering and determine the structure and terms of such offering, including the number of shares to be sold, the offering price, the underwriting discount and commission and the plan of distribution. The Company will coordinate with the initiating Significant Holder in connection with the fulfillment of its responsibilities pursuant to Section 2.4. Subject to Section 2.3, the Company will have the right to include in any Underwritten Offering Demand (but not any Block Trade Demand) Class A Common Stock to be sold for its own account.

(g)           In addition to the provisions set forth in Section 2.11, the Company shall not be obligated to effect, or take any action to effect, an underwritten offering for which the proposed Offering Launch Date is scheduled to occur during a period when the Holders are prohibited from selling their Registrable Securities or the Company is prohibited from filing a registration statement with respect to a lock-up agreement as described in Section 2.1(d), unless the Holders and/or the Company have obtained the consent of the counterparties to such lock-up agreements. The initiating Significant Holder may revoke an Underwritten Offering Demand Notice at any time by providing written notice of such revocation to the Company and, for purposes of determining the number of Underwritten Offering Demands to which the Holders are entitled, an Underwritten Offering Demand Notice that was revoked will not count as an Underwritten Offering Demand unless (i) such revocation occurs after the Offering Launch Date, (ii) the Company does not sell any shares of Class A Common Stock for its own account pursuant to such offering and (iii) the Company has incurred expenses in connection with such underwritten offering for which it has not been reimbursed by the Holders.

Section 2.3.            Reduction of Offering and Piggyback Offerings. Notwithstanding anything contained herein, if the managing underwriter(s) of a Demand Offering advise(s) the Company and the Holder(s) of the Registrable Securities included in such Demand Offering, in writing, that the aggregate number of Class A Common Stock to be sold by the Company or any other securityholder (other than a Holder), if any, and Registrable Securities requested to be included in the Demand Offering exceeds the amount that they believe could be sold without adversely affecting the Demand Offering, then the aggregate number of Class A Common Stock to be sold by the Company or any other securityholder (other than a Holder), if any, and Registrable Securities will be reduced to the amount recommended by such managing underwriter(s). With respect to an underwritten offering of Class A Common Stock pursuant to an Underwritten Offering Demand, such reduction will be achieved by, first, reducing, or eliminating if necessary, all Class A Common Stock requested or desired to be included in such Demand Offering by the Company for its own account and any other securityholders (other than Holders) seeking to participate in such Demand Offering in the manner agreed to by the Company and such securityholders or, if no agreement exists, pro rata based on the number of securities requested or desired to be included by the Company and each such other securityholder and, then, if necessary, reducing the Registrable Securities requested to be included by the Holders in the manner agreed to by the Holders, or, if no agreement exists, by reducing the Holders pro rata based on the number of Registrable Securities requested to be included in such Demand Offering or in such other manner as is agreed to by the Holders. Notwithstanding the foregoing, if 20% or more of the Registrable Securities included in a Demand Notice are excluded from the Demand Offering pursuant to this Section 2.3 or otherwise, then the Significant Holders shall have the right, with respect to such exclusion, to request one additional Demand Offering during the relevant 12-month period.

Section 2.4.           Registration Procedures; Filings; Information. In connection with a Registration Statement or Demand Offering in which one or more Holders are participating:

(a)           In the case of a Demand Offering, the Company shall prepare and file with the Commission a Registration Statement on any appropriate form under the Securities Act with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective by the Commission as promptly as reasonably practicable; and to remain continuously effective; provided, however, that prior to filing a Registration Statement or prospectus or any amendment or supplement thereto which relates to Registrable Securities, the Company will furnish to the managing underwriter(s) for such offering and its counsel a copy of such Registration Statement, prospectus, preliminary prospectus or any amendment or supplement thereto as proposed to be filed, and thereafter furnish to each Significant Holder of such Registrable Securities and their counsel such Registration Statement, prospectus or amendment or supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each prospectus included therein. The Company shall not file any such Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto (including any document that, upon filing, would be incorporated or deemed to be incorporated by reference therein) in which a Significant Holder there is named if such Significant Holder or its counsel shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law. Notwithstanding the foregoing, this Section 2.4(a) shall not apply to (i) an amendment or supplement relating solely to securities other than such Holder’s Registrable Securities, and (ii) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or prospectus.

(b)          The Company shall prepare and file with the Commission such pre- and post-effective amendments to such Registration Statement and supplements to such Registration Statement and the prospectus and such amendments or supplements to any issuer free writing prospectus as may be necessary to comply with the Securities Act or as necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Holders thereof set forth in such Registration Statement.

(c)           After the filing of a Registration Statement, the Company will immediately notify each Holder holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the Commission and use all commercially reasonable efforts to prevent the entry of such stop order or to remove it if entered. If a stop order previously in effect with respect to a Registration Statement is removed, the Company will promptly notify each Holder holding Registrable Securities covered by such Registration Statement. Each Holder agrees that it will not dispose of any Registrable Securities pursuant to a Registration Statement while it has actual notice that any stop order is in effect with respect to such Registration Statement.

(d)            In connection with the filing of a Registration Statement including Registrable Securities or a Demand Offering in which one or more Holders are participating the Company will use all commercially reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Holder or managing underwriter(s), if any, reasonably (in light of such Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities and the offering thereof to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company, including but not limited to FINRA; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to general taxation in any jurisdiction to which it would not otherwise be subject or (C) consent to general service of process in any jurisdiction in which it would not otherwise be required to do so.

(e)            The Company will promptly notify each Holder (i) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities held by such Holder for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose or the lifting of a suspension that was previously in effect and (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related prospectus or for additional information. Each Holder agrees that it will not dispose of any Registrable Securities pursuant to a Registration Statement or a Demand Offering in a manner requiring qualification under the securities or “blue sky” laws of any jurisdiction during any period while such qualification has been suspended.

(f)            The Company will immediately notify each Holder at any time when a prospectus relating to such Holder’s Registrable Securities is required to be delivered under the Securities Act of the occurrence of an event a result of which the Company reasonably concludes a supplement or amendment to such prospectus should be prepared in order to ensure that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of such event, the Company will promptly prepare, file and, if applicable, make available to each Holder any such supplement or amendment; provided that any supplement or amendment relating to the historical financial results of the Company need not be prepared, filed or made available prior to the Company’s regularly scheduled date for the filing of such results unless a Demand Registration or Underwritten Offering Demand has been made. The Company will promptly notify each Holder when such supplement or amendment has been filed. Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth above, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holder’s receipt of written notice from the Company that a supplement or amendment has been made. Each Holder also agrees that, except as required by applicable law or regulation, such Holder will treat as confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

(g)           The Company will use all commercially reasonable efforts to timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(h)           In the case of a Demand Offering in which one or more Holders are participating, the Company will enter into and perform its obligations under customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (including, to the extent reasonably requested by the managing underwriter(s), sending appropriate officers of the Company to attend “road shows” scheduled in reasonable number and at reasonable times in connection with any such Demand Offering, and obtaining customary comfort letters and legal opinions) in connection with such Demand Offering.

(i)            The Company will make available for inspection by any Holder, any underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter, all financial and other records (including Commission comment letters), pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Persons in connection with such due diligence, subject to entry by each such Person of a customary confidentiality agreement in a form reasonably acceptable to the Company; provided, however, that the Holders, participating underwriters and their representatives, if any, will use all commercially reasonable efforts to coordinate the foregoing inspection and information gathering so as to not materially disrupt the Company’s business operations.

(j)            The Company will use all commercially reasonable efforts to cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(k)           The Company will use all commercially reasonable efforts to provide a transfer agent, registrar and CUSIP number for all Registrable Securities covered by any Registration Statement not later than the effective date of the applicable Registration Statement.

(l)            The Company will use reasonable best efforts to comply (and continue to comply) with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m)          The Company agrees that it will take no direct or indirect action prohibited by Regulation M under the Exchange Act.

(n)           If an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at or prior to the end of the third year, the Company agrees to refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, refile the Automatic Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1, and keep such registration statement effective during the period during which such registration statement is required to be kept effective hereunder.

(o)           The Company agrees to make available the executive officers of the Company to participate with the Holders and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by any managing underwriter in connection with the methods of distribution for the Registrable Securities.

(p)           In addition to the Notice and Questionnaire, the Company may require each Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required to be included in the Registration Statement in connection with such Registration Statement or Demand Offering. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to provide that information previously furnished to the Company by such Holder does not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in any registration statement not misleading in light of the circumstances in which they were made, and the Company agrees to promptly update any Registration Statement to reflect such information.

(q)           In the case of a Demand Offering, no Holder may participate unless such Holder (i) agrees to sell the Registrable Securities it desires to have included in the Demand Offering on the basis provided in underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements, as negotiated by the Company (other than those provisions relating to the Holders); provided that such Holder shall not be required to make any representations or warranties other than those related to title and ownership of such Holder’s shares and as to the accuracy and completeness of statements made in the applicable registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such Holder for use therein. No Holder will offer or sell, without the Company’s consent, any Registrable Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holder with the Commission pursuant to Rule 433 under the Securities Act.

(r)            The Company will cooperate with the Holders and the managing underwriter(s) to facilitate the timely preparation and delivery of book-entry statements or certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s) or such Holders may request and cause its transfer agent to cooperate in connection with any transfer of Registrable Securities pursuant to a Registration Statement or Demand Offering.

Section 2.5.            Registration Expenses. In connection with any Registration Statement or Demand Offering in which one or more Holders are participating, the Company shall pay all customary registration and offering expenses incurred, regardless of whether such Registration Statement is declared effective by the Commission or such Demand Offering is completed including: (a) all registration, filing and stock exchange fees, (b) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities, (f) the fees and disbursements of legal counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, including in connection with the preparation of any Registration Statements, comfort letters, and any custodian, transfer agent and registrar fees, (g) reasonable fees and disbursements of one firm of attorneys as legal counsel for all Holders, any required local counsel to the Holders, and any additional legal counsel required because representation of the Holders by a single counsel would be inappropriate due to actual or potential differing interests between such Holders; provided that the Company will not be responsible for fees and disbursements of any additional legal counsel for all Holders, and (h) the reasonable fees and expenses of any special experts retained by the Company in connection with such Registration Statement and/or Demand Offering. The Company shall have no obligation to pay any transfer taxes or underwriting, brokerage or other similar fees, discounts or commissions attributable to the sale of Registrable Securities or expenses borne by the underwriters.

Section 2.6.            Indemnification by the Company. The Company agrees to indemnify and hold harmless, each Holder of Registrable Securities and each of its employees, advisors, agents, representatives, members, partners, officers and directors and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder, and each of such controlling person’s employees, advisors, agents, representatives, members, partners, officers and directors (collectively, the “Holder Affiliates”) from and against, as incurred, any and all losses, claims, damages, judgments and liabilities (or actions in respect thereof) (the “Liabilities”) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus (including all document incorporated therein by reference) relating to the Registrable Securities (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary prospectus, prospectus or free writing prospectus, in light of the circumstances under which they were made), not misleading, or any violation by the Company of the Securities Act or of the Exchange Act, and will reimburse each such Holder and Holder Affiliate for any legal or other expenses reasonably incurred in connection with investigating, defending or settling any such Liabilities as and when incurred, except insofar as such Liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for inclusion in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto).

Section 2.7.            Indemnification by Holders and Underwriters of Registrable Securities. Each Holder agrees, severally but not jointly or jointly and severally, to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (“Controlling Persons”) to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder included in reliance upon and in conformity with information furnished in writing by such Holder or on such Holder’s behalf expressly for use in any registration statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided that the liability of each Holder shall be limited to the net proceeds (after deducting underwriting commissions and discounts, if any) received by such Holder from the sale of its Registrable Securities pursuant to any such registration statement. In case any action or proceeding shall be brought against the Company or the Company’s Controlling Persons, in respect of which indemnity may be sought against such Holder, such Holder shall have the rights and duties given to the Company, and the Company or the Company’s Controlling Persons shall have the rights and duties given to such Holder, by Section 2.8.

Section 2.8.            Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.6 or 2.7, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 2.6 or 2.7, except to the extent such Indemnifying Party is materially prejudiced by such failure; provided further, that the failure to notify an Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise under Section 2.6 or 2.7. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, including any local counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (b) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party, or (c) the Indemnifying Party shall have failed to diligently assume the defense of such claim and employ counsel reasonably satisfactory to such Indemnified Party. Except as set forth at the end of the prior sentence, it is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred, and the Indemnified Party shall otherwise have the right to employ separate counsel and to participate in the defense of such claim at its own expense. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.6 hereof, the Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.7, the Company, in each case, subject to the written consent of the Indemnifying Party (such consent shall not be unreasonably withheld, conditioned or delayed). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (such consent shall not be unreasonably withheld, conditioned or delayed), but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

Section 2.9.            Contribution. If the indemnification provided for in Section 2.6 or 2.7 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities that otherwise would have been covered by Section 2.6 or 2.7 hereof, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of each such Indemnified Party, on the other hand, in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and of each Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9, the liability of each Holder shall be limited to the net proceeds (after deducting underwriting commissions and discounts, if any) received by such Holder from the sale of its Registrable Securities pursuant to any such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holder’s obligations to contribute pursuant to this Section 2.9, if any, are several in proportion to the proceeds of the offering actually received by such Holder (after deducting underwriting commissions and discounts, if any) bears to the total proceeds of the offering received by all the Holders and not joint.

For purposes of this Section 2.9, each Person, if any who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as a Holder, and each director of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

If indemnification is available hereunder, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Section 2.6 or 2.7, as applicable, without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in Section 2.9.

The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director, or Controlling Person of such Indemnified party and will survive the transfer of securities.

Any Indemnified Parties pursuant to this Agreement shall be third-party beneficiaries of Sections 2.6, 2.7, 2.8 and 2.9.

Section 2.10.          Rule 144. The Company covenants that it will use all commercially reasonable efforts to make and keep current public information regarding the Company available as those terms are defined in Rule 144 and file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act. Upon the request of any Holder, (a) the Company shall furnish to any Holder (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Company’s IPO), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (b) the Company shall use all commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.11.          Suspension of Use of Registration Statement. The Company shall have the right, in limited circumstances, to postpone its obligations in connection with a Demand Registration or Underwritten Offering Demand and/or suspend the use of any Registration Statement that has become effective for up to 60 consecutive calendar days (except as a result of a refusal by the Commission to declare a post-effective amendment to a Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment) and not more than twice in any consecutive 12-month period or within 60 days of any prior postponement or suspension (a “Suspension Period”) if: a majority of the Board of the Company determines in good faith (A) that any such action would interfere with any material proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company; (B) that any such action would require premature disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; (C) that any such action would render the Company unable to comply with requirements under the Securities Act or Exchange Act; or (D) that it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the prospectus (1) contains the information required under Section 10(a)(3) of the Securities Act, (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Registration Statement or any material change to such information; provided that the Company notifies the applicable Holders in writing of the Board’s determination to this effect (a “Suspension Notice”). Upon the occurrence of any such suspension, the Company shall use all commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement such Registration Statement on a post effective basis or to take such action as is necessary to make resumed use of the Registration Statement as soon as practicable. Each Holder agrees that such Holder shall not dispose of any Registrable Securities pursuant to a Registration Statement during any Suspension Period of which it has actual notice, shall treat as confidential the receipt of such Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until the earlier of such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement, or the end of the applicable Suspension Period. The Company agrees to notify the Holders in writing as promptly as practicable following the end of a Suspension Period and the Holders may thereafter recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings).

Section 2.12.          Lock-Ups.

(a)            In connection with any underwritten offering of Class A Common Stock by a Holder pursuant to this Agreement or by the Company, the Company and each Holder agree to enter into customary lock-up agreements, as negotiated by the Company, restricting, among other things, future sales of Class A Common Stock by such Persons; provided that in no event shall the length of the restrictions contained in the lock-up agreement required to be signed by the Holders extend beyond the duration of the similar restrictions agreed to by the Company, with respect to the Company’s or the activity of its directors’, managers’ and executive officers’ activity (whichever period is shorter), in connection with such offering.

(b)           Each Holder shall receive the benefit of any shorter lock-up period or permitted exceptions (on a pro rata basis) agreed to by the managing underwriter(s) pursuant to this Agreement; provided, that nothing herein will prevent any Holder that is a limited liability company, partnership or corporation from making a distribution of shares of Class A Common Stock to the members, partners or stockholders thereof or a transfer to an Affiliate that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 2.12 (subject to any exceptions the managing underwriter(s) may agree). Each such Holder agrees to execute a lock-up agreement in favor of the underwriters to such effect and, in any event, that the underwriters in any relevant offering shall be third-party beneficiaries of this Section 2.12.

(c)           Any discretionary waiver or termination of the requirements under the foregoing provisions made by the managing underwriter(s) shall apply to each Holder on a pro rata basis in accordance with the number of Registrable Securities owned by each such Holder.

(d)            The obligations of any person under this Section 2.12 are not in limitation of holdback or transfer restrictions that may otherwise apply by virtue of any other agreement or undertaking.

Article III

MISCELLANEOUS

Section 3.1.            Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2.           Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of (i) the Company and (ii) Holders that hold a majority of the outstanding Registrable Securities on the date of this Agreement; provided, that no amendment to this Agreement shall be effected if such amendment materially adversely affects a Holder or group of Holders in a manner that is disproportionate relative to the effect on any other Holder, unless such Holder or Holders holding a majority of the Registrable Securities of such group of Holders at the relevant time of determination consents thereto. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3.            Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery or courier guaranteeing overnight delivery, by facsimile transmission, email, or such other means as are agreed to by the parties hereto:

(a)            if to any Holder, initially to the address or email address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, to the address or email address provided by the Holder in writing to the Company; and

(b)            if to the Company, at Preston Hollow Community Capital, Inc., 1717 Main Street, Suite 3900, Dallas, Texas 75201, Attention: Greg May, email: gmay@phcllc.com or to such other address or email address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given, delivered, sent, received and provided for purposes of this Agreement: at the time delivered by hand, if personally delivered; at time sent, if delivered by email; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery.

Section 3.4.            Successors and Assigns; Assignment of Registration Rights.

(a)            The rights of each Holder under this Agreement with respect to Registrable Securities that constitute at least 1% of the Company’s outstanding Class A Common Stock (including Class A Common Stock issuable upon the redemption of Class A OP Units) may be assigned to a transferee; provided, however, (i) that any such transfer is permitted in accordance with the PHC LLCA and the organizational documents of the Company and Operating Partnership, (ii) that any such transfer is not made pursuant to Rule 144 under the Securities Act or a registration statement filed pursuant to this Agreement, and (iii) that the Company is given written notice by such Holder at or within a reasonable time after said transfer, stating the name and address of such transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred. Notwithstanding the foregoing, any Holder may: (A) transfer rights to a transferee with respect to its Registrable Securities if such transferee is (x) an Affiliate or Affiliated Investor of any Holder or (y) any family member or trust for the benefit of any individual Holder; and (B) transfer rights in connection with effecting in-kind or similar distributions of all or part of its Registrable Securities to its direct or indirect equityholders, managers, employees, agents or representatives. Any such transferee permitted by this Section 3.4(a) (an “Eligible Assignee”) shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company, in which such transferee agrees to be bound by the terms and conditions of this Agreement.

(b)            If the Company may at any time hereafter provide to any Person who is a holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the Holders in, or conflict (in a manner that adversely affects the Holders) with any other provisions included in, this Agreement; provided, however, that any rights which are the same as or equal to the rights provided in this Agreement will not be considered in conflict with or to adversely affect the rights of the Holders provided in this Agreement. To the extent the Company provides any right to others that are more favorable than those provided for herein, this Agreement shall be deemed to be automatically modified to ensure that such Holders will have the benefit of terms that are at least as favorable as those provided to such other Persons. The Company shall provide prompt notice to the Holders of any such modifications.

Section 3.5.            Counterparts. This Agreement may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Agreement, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

Section 3.6.            Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law or conflict of law provisions thereof.

Section 3.7.            Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Section 3.8.            Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement will control in all respects a Registration Statement filed pursuant to this Agreement, or any other matter covered hereby, with respect to Registrable Securities.

Section 3.9.            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10.          Termination. Notwithstanding any other provision of this Agreement, the obligations of the parties under this Agreement shall cease when all Class A Common Stock that comprise Registrable Securities cease to be Registrable Securities, except, in each case, for any obligations under Sections 2.6, 2.7, 2.8, 2.9, and 2.10.

Section 3.11.          Waiver of Jury Trial. The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waive any right to trial by jury.

Section 3.12.          No Third-Party Beneficiaries: The Holders (other than the Initial Holder) are intended third-party beneficiaries under this Agreement. Any Indemnified Parties pursuant to this Agreement shall be third-party beneficiaries of Section 2.6, 2.7, 2.8 and 2.9. The underwriters in any relevant offering shall be third-party beneficiaries of Section 2.12. Other than such Holders and such Indemnified Parties and underwriters, as applicable, each of the provisions of this Agreement is for the sole and exclusive benefit of the parties hereto and shall not be deemed for the benefit of any other person or entity.

Section 3.13.          No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law (including pursuant to Rule 144) even if such shares are already included on an effective registration statement.

Section 3.14.          Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential offering by the Company), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder; provided, however, that notwithstanding an Opt-Out Request, a Holder may still receive notice of, and be required to execute, any agreement required by Section 2.12. An Opt-Out Request shall remain in effect indefinitely unless a Holder who previously has given the Company an Opt-Out Request revokes such request, which a Holder may do at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests. To the extent a Holder has issued and not subsequently revoked an Opt-Out Request, the Company shall not be deemed to be in violation of any provision of this Agreement for a failure to provide any notice that the Company or any other Holders would otherwise be required to deliver pursuant to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PRESTON HOLLOW COMMUNITY CAPITAL, INC., a Maryland corporation

By:
Name:
Title:

Sch. I -1

Intial Holder:

PRESTON HOLLOW CAPITAL, LLC

By:
Name:
Title

Sch. I -2